United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2022

Puget Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)

1200 North Federal Highway, Suite 200- A; Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

1 561 210-8535
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.02	Termination of a Material Deﬁnitive Agreement.

The information set forth in Item 5.02 below regarding the termination of the Employment Agreement, dated as of August 19, 2021 (the “Employment Agreement”) by and between Karen Fordham and Puget Technologies, Inc. (“Company” or the “Registrant”) is incorporated by reference into this Item 1.02. A copy of the Employment Agreement was provided in Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 25, 2021.

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(b) Departure of Officer

On January 27, 2022, Karen Fordham, the President and Chief Executive Officer of the Company, notified the Company she was terminating the Employment Agreement for good reason thereunder effective immediately. The Company expects to engage in discussions with Ms. Fordham regarding the terms of her departure. At the current time, she remains as a member of the Registrant’s Board of Directors. The Registrant will be actively searching for a new President and Chief Executive Officer.

Pursuant to Section 4, Article III of Company’s Bylaws, Hermann Burckhardt, the Chairman of the Registrant’s Board of Directors and its former President and Chief Executive Officer, shall perform the duties of the Chief Executive Officer until a replacement is selected. Mr. Burckhardt’s biography and compensation were disclosed in Registrant’s Annual Report on Form 10-K filed with the SEC on February 12, 2021.

Mr. Burckhardt intends to remain active in consulting for the Registrant through his role as the president and chief executive officer of Qest Consulting Group, Inc., a Colorado corporation (“Qest”) that serves as the Registrant's strategic advisor and is the Registrant's largest shareholder and “parent,” as that term is defined in Rule 405 of SEC Regulation C (the relationship with Qest is most recently described in the Registrant’s Current Report on Form 8-K filed with the SEC on November 9, 2021).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET TECHNOLOGIES, INC.
Date: February 2, 2022
	By:	/s/Hermann Burckhardt
Hermann Burckhardt, Interim Chief Executive Officer

	By:	/s/Thomas Jaspers
Thomas Jaspers, Treasurer and Chief Financial Officer and Iterim Secretary